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                                                                    EXHIBIT 10.1

            "***" - Confidential portions of this Agreement have been
              omitted and filed separately with the Securities and
                           Exchange Commission under a
          Confidential Treatment Request, pursuant to Rule 24b-2 of the
                   Securities Exchange Act of 1934, as amended

                                  AMENDMENT TO

                             SALES AGENCY AGREEMENT

         This Amendment (the "Amendment") to the Sales Agency Agreement dated March 14, 2002 (the "Agreement") between Pegasus Satellite Television, Inc. ("Pegasus") and Nucentrix Broadband Networks, Inc. ("Nucentrix") is made and entered into this 21st day of May, 2002 (the "Effective Date").

                        A. Pursuant to the terms of the Agreement, Nucentrix acts as one of Pegasus' commissioned sales agents to solicit certain of Nucentrix's MMDS customers in the Territory to order DIRECTV programming services distributed by Pegasus.

                        B. The parties desire to amend certain terms of the Agreement.

                        C. All capitalized terms not otherwise defined herein shall have the meaning described in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

            1. The following provision is hereby added to the Agreement as Section 3.5 (h):

                        "At Pegasus' request, provide the Eligible MMDS Subscriber with the current Pegasus referral brochure, as it may be amended from time to time by Pegasus in its sole discretion."

            2. Section 8.2 of the Agreement is hereby amended in its entirety as follows:

                        DIRECTV System Subsidy. "In addition, for each Eligible
            MMDS Subscriber who accepts a Consumer Offer, is provided a DIRECTV System and becomes a Converted Subscriber, Pegasus will pay Nucentrix a subsidy in the amount of "***" for each primary DIRECTV System ("Primary DIRECTV System") and "***" for each of the second, third and fourth DIRECTV receivers (each, an "Incremental Receiver") (collectively, the "DIRECTV System Subsidy"). Incremental Receivers after the Primary DIRECTV System, depending on the number of receivers being activated with respect to an individual account, also shall be referred to herein as the "Second," "Third" or "Fourth" DIRECTV Receiver. Nucentrix shall not be entitled to a DIRECTV System

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            Subsidy with respect to any Primary DIRECTV System or Incremental
            Receiver that is acquired through a Pegasus equipment buy-down program.

                        Nucentrix shall only be entitled to payments for Third
            or Fourth DIRECTV Receivers under this Section 8.2 and under Section 8.3(b) below, where the Third or Fourth DIRECTV Receiver is activated in connection with the conversion of an Eligible MMDS Subscriber under the Pegasus Digital One Plan and where Pegasus has specifically designated the Eligible MMDS Subscriber as being eligible for Third and Fourth DIRECTV Receivers.

            3. The following sentences shall be added to the end of Section 8.3
(b) of the Agreement.

                        "In addition, Pegasus will pay Nucentrix the additional
            Installation Incentive of "***" for the installation of each Third and Fourth DIRECTV Receiver (which receiver is contemporaneously activated with a Primary DIRECTV System) provided to an Eligible MMDS Subscriber who is activating service under the Pegasus Digital One Plan and who Pegasus has designated as being eligible for Third and Fourth DIRECTV Receivers.

            4. Schedule 1.1 is hereby replaced with Schedule 1.1 attached hereto and made a part hereof.

            5. This Amendment is incorporated into the Agreement and made a part thereof. All reference to the Agreement in any other document will refer to the Agreement as modified by this Amendment. Except as modified by this Amendment, all other terms, provisions and conditions of the Agreement shall remain in full force and effect. The terms of this Amendment may not be changed or modified except by written agreement of both parties. This Amendment may be executed in counterparts, each of which are deemed an original, but all of which constitute one and the same document.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

                             [SIGNATURES TO FOLLOW]

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PEGASUS SATELLITE TELEVISION, INC.

By:      /s/ Scott A. Blank
Name: Scott A. Blank
Title:   Senior Vice President

Address:
Pegasus Satellite Television, Inc.
c/o Pegasus Communications Management Company
225 City Line Avenue, Suite 200
Bala Cynwyd, PA  19004
Telecopy No.:     (610) 934-7072

NUCENTRIX BROADBAND NETWORKS, INC.

By:      /s/ Frank Hosea
Name:    Frank Hosea
Title:   Sr. VP Operations

Address:
Nucentrix Broadband Networks, Inc.
4120 International Parkway, Suite 2000
Carrollton, TX 75007
Telecopy No.: 972.662.3800